EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended May 18, 2012

Current Month				Rolling Performance*				Rolling Risk Metrics* (Jun 2007 – May 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	1.1%	1.2%	-0.3%	-9.4%	-4.7%	1.7%	4.4%	1.7%	11.9%	-18.7%	0.2	0.2
B**	1.1%	1.1%	-0.5%	-10.0%	-5.3%	1.0%	N/A	1.0%	11.9%	-20.4%	0.1	0.1
Legacy 1***	1.2%	1.3%	0.6%	-7.5%	-2.8%	N/A	N/A	-2.7%	10.4%	-14.8%	-0.2	-0.3
Legacy 2***	1.1%	1.2%	0.5%	-7.9%	-3.2%	N/A	N/A	-3.0%	10.4%	-15.2%	-0.2	-0.4
Global 1***	1.2%	1.2%	0.9%	-6.3%	-4.7%	N/A	N/A	-3.9%	9.8%	-14.6%	-0.4	-0.5
Global 2***	1.2%	1.2%	0.7%	-6.6%	-5.0%	N/A	N/A	-4.2%	9.7%	-15.4%	-0.4	-0.5
Global 3***	1.1%	1.1%	0.1%	-8.2%	-6.7%	N/A	N/A	-6.0%	9.7%	-19.7%	-0.6	-0.7

S&P 500 Total Return Index****	-4.2%	-7.2%	3.9%	-1.6%	14.4%	-1.2%	4.0%	-1.2%	19.2%	-50.9%	0.0	-0.1
Barclays Capital U.S. Long Gov Index****	3.4%	5.2%	3.5%	28.2%	13.6%	11.6%	9.1%	11.6%	12.9%	-12.3%	0.9	1.6
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	29%					28%
Energy	5%	Short	Crude Oil	1.3%	Short	5%	Short	Crude Oil	1.1%	Short
			Natural Gas	1.0%	Short			Natural Gas	0.9%	Short
Grains/Foods	14%	Short	Soybean Meal	2.8%	Long	14%	Short	Soybean Meal	2.6%	Long
			Sugar	2.4%	Short			Sugar	2.4%	Short
Metals	10%	Short	Gold	2.3%	Short	9%	Short	Gold	2.4%	Short
			Aluminum	1.4%	Short			Aluminum	1.4%	Short
FINANCIALS	71%					72%
Currencies	29%	Long $	Euro / U.S. Dollar	3.6%	Short	29%	Long $	Euro / U.S. Dollar	3.8%	Short
			Euro / Japanese Yen	2.0%	Short			Euro / Japanese Yen	1.9%	Short
Equities	13%	Long	S&P 500	2.8%	Long	13%	Long	S&P 500	2.8%	Long
			Nasdaq	2.3%	Long			Nasdaq	2.1%	Long
Fixed Income	29%	Long	Bunds	4.0%	Long	30%	Long	Bunds	4.3%	Long
			U.S. Treasury Bond	3.8%	Long			U.S. Treasury Bond	4.0%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets fell nearly 5% as Eurozone debt concerns and tepid U.S. unemployment data put pressure on demand. Natural gas prices rose to 3-month highs due to increased energy demand caused by rising temperatures in the U.S.

Grains/Foods
U.S. grains markets moved sharply higher as reports showed tighter supply forecasts due to a lack of rain in the U.S. and droughts in Russia. Strong export data also supported grains prices.  Lean hogs prices also increased, driven higher by heavy buying by traders covering short positions.

Metals
Copper prices declined nearly 5% as speculators forecasted prolonged weak industrial demand from the Eurozone because of the ongoing political and financial turmoil in Greece. Gold markets finished slightly higher as investors sought safe-haven investment amidst sharp equity market declines.

Currencies
The euro fell to a 4-month low against the U.S. dollar because of fears that Greece would exit the European Union due to its ongoing debt crisis and its recent political upheaval.  The Canadian dollar fell as weak economic data in the U.S., Canada’s biggest trading partner, weighed on investor sentiment. In Asia, the Japanese yen strengthened as GDP data beat estimates.

Equities
Global equity markets dropped to recent lows as disappointing economic data in the U.S. weighted on investor risk appetite. Fears surrounding further credit downgrades of Spanish debt put further pressure on the equity markets.

Fixed Income
U.S. fixed-income markets moved sharply higher as investors sought safe-haven assets amidst heavy losses in the global equity markets. German Bund markets rallied as rising Spanish borrowing costs weighed heavily on investor sentiment in the Eurozone. Strong demand during recent Bund auctions also supported prices.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.